EX-99.23(h)(12)

                  AMENDED AND RESTATED ADMINISTRATION AGREEMENT

     This Agreement is made as of the 3rd day of December, 2007, between JNL INVESTORS SERIES TRUST, a Massachusetts business trust ("Trust"), and JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator").

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and has established separate series of shares ("Fund"), with each Fund having its own assets and investment policies; and

     WHEREAS, the Trust desires to retain the Administrator to furnish administrative services to each Fund listed in Schedule A attached hereto, and to such other Funds of the Trust hereinafter established as agreed to from time to time by the parties, evidenced by an addendum to Schedule A (hereinafter "Fund" shall refer to each Fund which is subject to this Agreement and all agreements and actions described herein to be made or taken by a Fund shall be made or taken by the Trust on behalf of the Fund), and the Administrator is willing to furnish such services,

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1. SERVICES OF THE ADMINISTRATOR

1.1 ADMINISTRATIVE SERVICES. The Administrator shall supervise each Fund's business and affairs and shall provide such services required for effective administration of such Fund as are not provided by employees or other agents engaged by such Fund; PROVIDED, that the Administrator shall not have any obligation to provide under this Agreement any direct or indirect services to a Fund's shareholders, any services related to the distribution of a Fund's shares, or any other services that are the subject of a separate agreement or arrangement between a Fund and the Administrator. Subject to the foregoing, in providing administrative services hereunder, the Administrator shall:

     1.1.1 OFFICE SPACE, EQUIPMENT AND FACILITIES. Furnish without cost to each Fund, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Funds' needs;

     1.1.2 PERSONNEL. Provide, without remuneration from or other cost to each Fund, the services of individuals competent to perform all of the Funds' executive, administrative and clerical functions that are not performed by employees or other agents engaged by the Fund or by the Administrator acting in some other capacity pursuant to a separate agreement or arrangement with the Fund;

     1.1.3 AGENTS. Assist each Fund in selecting and coordinating the activities of the other agents engaged by the Fund, including the Funds' custodian, transfer agent, independent auditors and legal counsel;

     1.1.4 TRUSTEES AND OFFICERS. Authorize and permit the Administrator's directors, officers or employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust or any Fund;

     1.1.5 BOOKS AND RECORDS. Ensure that all financial, accounting and other records required to be maintained and preserved by each Fund are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations; and

     1.1.6 REPORTS AND FILINGS. Assist in the preparation of all periodic reports by each Fund to shareholders of such Fund and all reports and filings required to maintain the registration and qualification of the Fund and the Fund's shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

     1.1.7 FUND ACCOUNTING SERVICES AND ADMINISTRATION SERVICES. Provide fund accounting services to compute a Fund's NAV per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Funds' investments. These services include, but are not limited to:

(a) Fund accounting for Funds including the daily pricing and calculation of each Fund's NAV.

(b) Financial reporting of annual and semi-annual financial statements.

(c) Quarterly reporting of schedules of investments for Form N-Q filings.

(d) Prepare and file all RIC tax returns, excise tax returns including extensions and coordinate the review by independent accountants.

(e) Monitor prospectus compliance with Fund objectives, policies and restrictions.

(f) Monitor compliance with qualification tests required under Subchapter M of the Internal Revenue Code ("IRC") for Funds electing Regulated Investment Company ("RIC") treatment.

(g) Monitor compliance with rules and regulations prescribed by the SEC and the 1940 Act.

(h) Prepare expense table exhibits, performance charts, and financial highlights for inclusion in periodic Prospectus and Statement of Additional Information ("SAI") updates.

(i)               Coordinate and settle all Fund expense payments.

(j) Coordinate and support the annual audit of the Funds by independent auditors.

(k) Prepare and distribute Fund
                  performance calculations and performance on a monthly basis.

                  (l) Prepare SEC regulatory filings including Forms N-CSR, N-Q, N-PX, 24(f)-2, 17f-2 and N-SAR filings.

(m) Prepare and
                  maintain registration statements.

(n)               Review N-CSR filings and coordinate meetings of the Disclosure
                  Committee.

(o) Prepare and review monthly and quarterly
                  compliance summaries from the sub-advisers.
(p) Prepare all
                  Board materials, including materials for Rule 15(c) contract approvals.

2.   EXPENSES OF EACH FUND

2.1 EXPENSES TO BE PAID BY THE ADMINISTRATOR. If the Administrator pays or assumes any expenses of the Trust or a Fund not required to be paid or assumed by the Administrator under this Agreement, the Administrator shall not be obligated hereby to pay or assume the same or any similar expense in the future; PROVIDED, that nothing herein contained shall be deemed to relieve the Administrator of any obligation to the Trust or to a Fund under any separate agreement or arrangement between the parties.

     2.1.1 FUND ACCOUNTING SERVICES AND FUND VALUATION. All expenses for fund accounting services to compute a Fund's NAV per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Funds' investments;

     2.1.2 COMMUNICATIONS. All charges for equipment or services used for communications between the Administrator or the Fund and any custodian, shareholder servicing agent, accounting services agent, or other agent engaged by a Fund;

     2.1.3 BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by the Trustees, excluding, however, the expenses of the Trustees' Errors & Omission policy;

     2.1.4 JNAM CHIEF COMPLIANCE OFFICER AND COMPLIANCE STAFF. For all expenses related to his/her position as JNAM's Chief Compliance Officer and for a portion of the expenses related to any compliance staffing as agreed to by the disinterested Trustees;

     2.1.5 SALARIES. All salaries, expenses and fees of the officers, trustees, or employees of the Trust who are officers, directors or employees of the Administrator; and

     2.1.6 LIPPER EXPENSES. All charges for services and expenses for Lipper reports as requested or used by the Trustees.

2.2 EXPENSES TO BE PAID BY THE ADMINISTRATOR FOR THE JNL MONEY MARKET FUND. In addition to the expenses listed in Section 2.1, the Administrator will pay the following expenses:

     2.2.1 CUSTODY. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property, except overdraft charges and interest expense;

     2.2.2 SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including, but not limited to, the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by a Fund to service shareholder accounts;

     2.2.3 SHAREHOLDER REPORTS. All expenses of preparing, setting type, printing and distributing reports and other communications to shareholders of a Fund; and

     2.2.4 PROSPECTUSES. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of a Fund's Prospectus and SAI and any supplements thereto and of supplying them to shareholders of the Fund and Account holders; and

     2.2.5 AUDIT AND TAX SERVICES. All expenses associated with the annual audit and other required services of the independent registered public accounting firm and all expenses associated with the preparation and filing of each Fund's tax returns.

2.3 EXPENSES TO BE PAID BY EACH FUND EXCEPT THE JACKSON PERSPECTIVE 10 X 10 FUND. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Administrator under this Agreement or under any separate agreement between such Fund and the Administrator. Expenses to be borne by such Fund shall include both expenses directly attributable to the operation of that Fund and the offering of its shares, as well as the portion of any expenses of the Trust that is properly allocable to such Fund in a manner approved by the Trustees. Subject to any separate agreement or arrangement between the Trust of a Fund and the Administrator, the expenses hereby allocated to each Fund, and not to the Administrator, include, but are not limited to:

     2.3.1 REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust and each Fund under the 1940 Act, the registration of each Fund's shares under the Securities Act of 1933 (the "1933 Act"), all costs associated with registering the Funds' shares in each state where the Funds' shares are sold, or all fees and expenses of registering and maintaining the registration of the Trust and each Fund under the laws and regulations of foreign countries in which the funds may invest, fees and expenses paid to the Public Company Accounting Oversight Board and any fees for CUSIP number registration;

     2.3.2 BROKERAGE COMMISSIONS. All brokers' commissions and other charges incident to the purchase, sale or lending of a Fund's securities;

     2.3.3 TAXES. All taxes or governmental fees or accounting related services payable by or with respect to a Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

     2.3.4 NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses a Fund may incur as a result of its legal obligation to provide indemnification to the Trust's officers, Trustees and agents;

     2.3.5 INVESTMENT ADVISORY SERVICES. Any fees and expenses for investment advisory services that may be incurred or contracted for by a Fund;

     2.3.6 INDEPENDENT LEGAL COUNSEL TO DISINTERESTED TRUSTEES. All charges for services and expenses of independent legal counsel to the disinterested Trustees (as defined in the 1940 Act);

     2.3.7 LEGAL FEES. All charges for services and expenses of the Funds' legal counsel.

     2.3.8 TRUSTEES' FEES AND EXPENSES. All compensation of Trustees, all expenses incurred in connection with such Trustees' services as Trustees, and all other expenses of meetings of the Trustees or committees thereof;

     2.3.9 FUNDS' CHIEF COMPLIANCE OFFICER AND COMPLIANCE STAFF. For all expenses related to his/her position as the Funds' Chief Compliance Officer and for a portion of the expenses related to any compliance staffing as agreed to by the disinterested Trustees;

     2.3.10 TRUSTEES ERRORS AND OMISSION POLICY. For all expenses of the Trustees' Errors & Omission policy;

     2.3.11 CUSTODY. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property, including overdraft charges and interest expense;

     2.3.12 TRANSFER AGENCY AND SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including, but not limited to, the charges of any shareholder servicing agent, dividend disbursing agent or other agent or entity engaged by a Fund to service shareholder accounts;

     2.3.13 SHAREHOLDER REPORTS. All expenses of preparing, setting type, printing and distributing reports and other communications to shareholders of a Fund;

     2.3.14 PROSPECTUSES. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of a Fund's Prospectus and SAI and any supplements thereto and of supplying them to shareholders of the Fund and Account holders;

     2.3.15 SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitation therefore;

     2.3.16 TRADE ASSOCIATION FEES. Its proportionate share of all fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

     2.3.17 PROXY EXPENSES. All charges for services and expenses paid to a third party for proxy expenses related to Form N-PX reporting and compliance;

     2.3.18 LICENSING COSTS. Any fees and expenses for licensing costs that may be incurred or contracted for by a Fund;

     2.3.19 AUDIT AND TAX SERVICES. All expenses associated with the annual audit and other required services of the independent registered public accounting firm and all expenses associated with the preparation and filing of each Fund's tax returns; and

     2.3.20 OTHER EXPENSES. All other Fund expenses not specifically identified as being paid by Administrator.

2.4 EXPENSES TO BE PAID BY THE JACKSON PERSPECTIVE 10 X 10 FUND. The Fund shall bear all expenses of its operation, except those specifically allocated to the Administrator or to the Underlying Funds under this Agreement or under any separate agreement between the Fund and the Administrator. Expenses to be borne by the Fund shall include both expenses directly attributable to the operation of the Fund and the offering of its shares, as well as the portion of any expenses of the Trust that is properly allocable to such Fund in a manner approved by the Trustees. Subject to any separate agreement or arrangement between the Trust or a Fund and the Administrator, the expenses hereby allocated to the Fund, and not to the Administrator, include, but are not limited to:

     2.4.1 TAXES. All taxes or governmental fees or accounting related services payable by or with respect to a Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

     2.4.2 NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses a Fund may incur as a result of its legal obligation to provide indemnification to the Trust's officers, Trustees and agents;

     2.4.3 INDEPENDENT LEGAL COUNSEL TO DISINTERESTED TRUSTEES. All charges for services and expenses of independent legal counsel to the disinterested Trustees (as defined in the Investment Company Act of 1940, as amended);

     2.4.4 TRUSTEES' FEES AND EXPENSES. All compensation of Trustees, all expenses incurred in connection with such Trustees' services as Trustees, and all other expenses of meetings of the Trustees or committees thereof;

     2.4.5 FUNDS' CHIEF COMPLIANCE OFFICER AND COMPLIANCE STAFF. For all expenses related to his/her position as the Funds' Chief Compliance Officer and for a portion of the expenses related to any compliance staffing as agreed to by the disinterested Trustees;

     2.4.6 TRUSTEES ERRORS AND OMISSION POLICY. For all expenses of the Trustees' Errors & Omission policy;

     2.4.7 TRADE ASSOCIATION FEES. Its proportionate share of all fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

     2.4.8 PROXY EXPENSES. All charges for services and expenses paid to a third party for proxy expenses related to Form N-PX reporting and compliance; and

     2.4.9 STATE REGISTRATION FEES. All state registration fees which charge a flat rate for registration.

     2.4.10 AUDIT AND TAX SERVICES. All expenses associated with the annual audits and other required services of the independent registered public accounting firm and all expenses associated with the preparation and filing of each Fund's tax returns.

     2.4.11 REGISTRATION FEES. All fees and expenses paid to the Public Company Accounting Oversight Board and any fees for CUSIP number registration.

     2.4.12 OTHER EXPENSES. Other expenses including, but not limited to, overdraft charges and interest expense.

2.5 EXPENSES TO BE PAID BY THE UNDERLYING FUNDS OF THE JACKSON PERSPECTIVE 10 X 10 FUND. The expenses to be paid by the Underlying Funds for the Jackson Perspective 10 x 10 Fund include, but are not limited to:

     2.5.1 REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust and each Fund under the 1940 Act, the registration of each Fund's shares under the Securities Act of 1933 (the "1933 Act"), or all fees and expenses of registering and maintaining the registration of the Trust and each Fund under the laws and regulations of foreign countries in which the funds may invest;

     2.5.2 STATE REGISTRATION FEES. The Underlying Funds will pay all state registration fees that are paid based on sales.

     2.5.3 TRANSFER AGENCY AND SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including, but not limited to, the charges of any shareholder servicing agent, dividend disbursing agent or other agent or entity engaged by the Jackson Perspective 10 x 10 Fund to service shareholder accounts;

     2.5.4 SHAREHOLDER REPORTS. All expenses of preparing, setting type, printing and distributing reports and other communications to shareholders of the Jackson Perspective 10 x 10 Fund;

     2.5.5 PROSPECTUSES. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Jackson Perspective 10 x 10 Fund's Prospectus and SAI and any supplements thereto and of supplying them to shareholders and Account holders; and

     2.5.6 SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitation therefore for issues pertaining to the JACKSON PERSPECTIVE 10 X 10 FUND;

3. ADMINISTRATION FEE

     3.1 FEE. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Administrator to or for each Fund under this Agreement, such Fund shall pay the Administrator an annual fee as set out in Schedule B to this Agreement.

     3.2 COMPUTATION AND PAYMENT OF FEE. The administration fee shall accrue on each calendar day; and shall be payable monthly on the first business day of the next succeeding calendar month.

4. OWNERSHIP OF RECORDS

All records required to be maintained and preserved by each Fund pursuant to the provisions or rules or regulations of the Securities and Exchange Commission ("SEC") under section 31(a) of the 1940 Act and maintained and preserved by the Administrator on behalf of such Fund are the property of such Fund and shall be surrendered by the Administrator promptly on request by the Fund; PROVIDED, that the Administrator may at its own expense make and retain copies of any such records.

5. REPORTS TO ADMINISTRATOR

Each Fund shall furnish or otherwise make available to the Administrator such copies of that Fund's Prospectus, SAI, financial statements, proxy statements, reports, and other information relating to its business and affairs as the Administrator may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6. REPORTS TO EACH FUND

The Administrator shall prepare and furnish to each Fund such reports, statistical data and other information in such form and at such intervals as such Fund may reasonably request.

7. OWNERSHIP OF SOFTWARE AND RELATED MATERIALS

All computer programs, written procedures and similar items developed or acquired and used by the Administrator in performing its obligations under this Agreement shall be the property of the Administrator, and no Fund will acquire any ownership interest therein or property rights with respect thereto.

8. CONFIDENTIALITY

The Administrator agrees, on its own behalf and on behalf of its employees, agents and contractors, to keep confidential any and all records maintained and other information obtained hereunder which relate to any Fund or to any of a Fund's former, current or prospective shareholders, EXCEPT that the Administrator may deliver records or divulge information (a) when requested to do so by duly constituted authorities after prior notification to and approval in writing by such Fund (which approval will not be unreasonably withheld and may not be withheld by such Fund where the Administrator advises such Fund that it may be exposed to civil or criminal contempt proceeding or other penalties for failure to comply with such request) or (b) whenever requested in writing to do so by such Fund.

9. THE ADMINISTRATOR'S ACTIONS IN RELIANCE ON FUNDS' INSTRUCTIONS, LEGAL OPINIONS, ETC.; FUNDS' COMPLIANCE WITH LAWS.

9.1 The  Administrator  may at any time  apply to an  officer  of the  Trust for instructions, and may consult with legal counsel for a Fund or with the Administrator's own legal counsel, in respect of any matter arising in connection with this Agreement; and the Administrator shall not be liable for any action taken or omitted to be taken in good faith and with due care in accordance with such instructions or with the advice or opinion of such legal counsel. The Administrator shall be protected in acting upon any such instructions, advice, or opinion and upon any other paper or document delivered by a Fund or such legal counsel which the Administrator believes to be genuine and to have been signed by the proper person or persons, and the Administrator shall not be held to have notice of any change of status or authority of any officer or representative of the Trust, until receipt of written notice thereof from the Trust.

9.2 Except as otherwise provided in this Agreement or in any separate agreement between the parties and except for the accuracy of information furnished to each Fund by the Administrator, each Fund assumes full responsibility for the preparation, contents, filing and distribution of its Prospectus and SAI, and full responsibility for other documents or actions required for compliance with all applicable requirements of the 1940 Act, the Securities Exchange Act of 1934, the 1933 Act, and any other applicable laws, rules and regulations of governmental authorities having jurisdiction over such Fund.

JNAM will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees and the provisions of the Registration Statement of the Fund filed under the 1933 Act and the 1940 Act, as supplemented or amended, and with the Funds' operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended. In carrying out its duties under the Administration Agreement, the Adviser will manage each Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

10. SERVICES TO OTHER CLIENTS

Nothing herein contained shall limit the freedom of the Administrator or any affiliated person of the Administrator to render administrative or shareholder services to other investment companies, to act as administrator to other persons, firms, or corporations, or to engage in other business activities.

11. LIMITATION OF LIABILITY REGARDING THE TRUST

The Administrator shall look only to the assets of each Fund for performance of this Agreement by the Trust on behalf of such Fund, and neither the Trustees of the Trust nor any of the Trust's officers, employees or agents, whether past, present or future shall be personally liable therefore.

12. INDEMNIFICATION BY FUND

Each Fund shall indemnify the Administrator and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Administrator that result from (i) any claim, action, suit or proceeding in connection with the Administrator's entry into or performance of this Agreement with respect to such Fund; or (ii) any action taken or omission to act committed by the Administrator in the performance of its obligations hereunder with respect to such Fund; or (iii) any action of the Administrator upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Trust with respect to such Fund; PROVIDED, that the Administrator shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Administrator or its employees, agents or contractors. Before confessing any claim against it which may be subject to indemnification by a Fund hereunder, the Administrator shall give such Fund reasonable opportunity to defend against such claim in its own name or in the name of the Administrator.

13. INDEMNIFICATION BY THE ADMINISTRATOR

The Administrator shall indemnify each Fund and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by such Fund which result from (i) the Administrator's failure to comply with the terms of this Agreement with respect to such Fund; or (ii) the Administrator's lack of good faith in performing its obligations hereunder with respect to such Fund; or (iii) the Administrator's negligence or misconduct or its employees, agents or contractors in connection herewith with respect to such Fund. A Fund shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of that Fund or its employees, agents or contractors other than the Administrator, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of the Administrator, any affiliated person of the Administrator, or any affiliated person of an affiliated person of the Administrator. Before confessing any claim against it which may be subject to indemnification hereunder, a Fund shall give the Administrator reasonable opportunity to defend against such claim in its own name or the name of the Fund.

14. EFFECT OF AGREEMENT

Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust Instrument or By-laws of the Trust or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the business and affairs of each Fund and the Trust.

15. TERM OF AGREEMENT

The term of this Agreement shall begin on the date first above written with respect to each Fund listed in Schedule A on the date hereof and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through December 15, 2007. With respect to each Fund added by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution. Thereafter, in each case this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote or written consent of the Trustees, including a majority of the Trustees who are not interested persons of either party hereto ("Disinterested Trustees"); and PROVIDED FURTHER, that neither party has terminated the Agreement in accordance with Section 17. The Administrator shall furnish any Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval by the Board of Trustees.

16. AMENDMENT OR ASSIGNMENT OF AGREEMENT

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized on behalf of any Fund (i) by resolution of the Trustees, including the vote or written consent of a majority of the Disinterested Trustees, or (ii) by vote of a majority of the outstanding voting securities of such Fund.

This Agreement shall terminate automatically and immediately in the event of its assignment; provided, that with the consent of a Fund, the Administrator may subcontract to another person any of its responsibilities with respect to such Fund.

17. TERMINATION OF AGREEMENT

This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon at least sixty days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trustees, including the vote or written consent of the Disinterested Trustees, or (ii) by vote of a majority of the outstanding voting securities of such Fund.

18. USE OF NAME

Each Fund hereby agrees that if the Administrator shall at any time for any reason cease to serve as administrator to a Fund, such Fund shall, if and when requested by the Administrator, thereafter refrain from using the name "Jackson National Asset Management, LLC" or the initials "JNAM" in connection with its business or activities, and the foregoing agreement of each Fund shall survive any termination of this Agreement and any extension or renewal thereof.

19. INTERPRETATION AND DEFINITION OF TERMS

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and affiliated person," as used in this Agreement shall have the meanings assigned to them by section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20. CHOICE OF LAW

This Agreement is made and to be principally performed in the State of Michigan, and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois.

21. CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delineate nay of the provisions hereof or otherwise affect their construction or effect.

22. EXECUTION ON COUNTERPARTS

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                                       JNL INVESTORS SERIES TRUST

Attest:/s/ Kristen K. Leeman           By: /s/ Susan S. Rhee
                                           Susan S. Rhee
                                           Vice President, Counsel & Secretary


                                       JACKSON NATIONAL ASSET MANAGEMENT, LLC

Attest:/s/ Kristen K. Leeman           By: /s/Mark D. Nerud
                                              Mark D. Nerud
                                              President

                                   SCHEDULE A
                             DATED DECEMBER 3, 2007

------------------------------------------------------------ -------------------
FUND                                                         CLASS(ES)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective Asia ex-Japan Fund                       Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective Asian Bond Fund                          Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective Asian Infrastructure Fund                Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective Asian Real Estate Fund                   Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective China-India Fund                         Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective Core Equity Fund                         Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective Emerging Asia Fund                       Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective 5 Fund                                   Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective Index 5 Fund                             Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective Japan Fund                               Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective Large Cap Value Fund                     Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective Mid Cap Value Fund                       Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective Money Market Fund                        Class A
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective Optimized 5 Fund                         Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective S&P 4 Fund                               Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective Small Cap Value Fund                     Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective 10 x 10 Fund                             Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Jackson Perspective VIP Fund                                 Class A, Class C
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
JNL Money Market Fund                                        Institutional Class
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------

                                   SCHEDULE B
                             DATED DECEMBER 3, 2007

------------------------------------------------------------- ---------------
FUNDS                                                               FEE
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective Asia ex-Japan Fund (Class A)                  0.10%
------------------------------------------------------------- ---------------
Jackson Perspective Asia ex-Japan Fund (Class C)                  0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective Asian Bond Fund (Class A)                     0.10%
------------------------------------------------------------- ---------------
Jackson Perspective Asian Bond Fund (Class C)                     0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective Asian Infrastructure Fund (Class A)           0.10%
------------------------------------------------------------- ---------------
Jackson Perspective Asian Infrastructure Fund (Class C)           0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective Asian Real Estate Fund (Class A)              0.10%
------------------------------------------------------------- ---------------
Jackson Perspective Asian Real Estate Fund (Class C)              0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective China-India Fund (Class A)                    0.10%
------------------------------------------------------------- ---------------
Jackson Perspective China-India Fund (Class C)                    0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective Core Equity Fund (Class A)                    0.10%
------------------------------------------------------------- ---------------
Jackson Perspective Core Equity Fund (Class C)                    0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective Emerging Asia Fund (Class A)                  0.10%
------------------------------------------------------------- ---------------
Jackson Perspective Emerging Asia Fund (Class C)                  0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective 5 Fund (Class A)                              0.10%
------------------------------------------------------------- ---------------
Jackson Perspective 5 Fund (Class C)                              0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective Index 5 Fund (Class A)                        0.10%
------------------------------------------------------------- ---------------
Jackson Perspective Index 5 Fund (Class C)                        0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective Japan Fund (Class A)                          0.10%
------------------------------------------------------------- ---------------
Jackson Perspective Japan Fund (Class C)                          0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective Large Cap Value Fund (Class A)                0.10%
------------------------------------------------------------- ---------------
Jackson Perspective Large Cap Value Fund (Class C)                0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective Mid Cap Value Fund (Class A)                  0.10%
------------------------------------------------------------- ---------------
Jackson Perspective Mid Cap Value Fund (Class C)                  0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective Money Market Fund (Class A)                   0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective Optimized 5 Fund (Class A)                    0.10%
------------------------------------------------------------- ---------------
Jackson Perspective Optimized 5 Fund (Class C)                    0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective S&P 4 Fund (Class A)                          0.10%
------------------------------------------------------------- ---------------
Jackson Perspective S&P 4 Fund (Class C)                          0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective Small Cap Value Fund (Class A)                0.10%
------------------------------------------------------------- ---------------
Jackson Perspective Small Cap Value Fund (Class C)                0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective 10 x 10 Fund (Class A)                        0.00%
------------------------------------------------------------- ---------------
Jackson Perspective 10 x 10 Fund (Class C)                        0.00%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
Jackson Perspective VIP Fund (Class A)                            0.10%
------------------------------------------------------------- ---------------
Jackson Perspective VIP Fund (Class C)                            0.10%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------

------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------
JNL Money Market Fund (Institutional Class)                       0.00%
------------------------------------------------------------- ---------------
------------------------------------------------------------- ---------------